UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Town Sports International Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-114210	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, New York, New York	10106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On June 30, 2005, Town Sports International Holdings, Inc. (the “Company”) announced that it is exploring various strategic alternatives for the Company, including a possible sale of the Company, and has retained Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC to assist the Company in its review.

A copy of the Company’s press release related to this announcement is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated June 30, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: June 30, 2005	By:	/s/ RICHARD PYLE
Richard Pyle
Chief Financial Officer

EXHIBIT INDEX

99.1     Press Release dated June 30, 2005.